UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

CLEARBRIDGE

SMALL CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Value Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

II	ClearBridge Small Cap Value Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Small Cap Value Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Small Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. The Fund may invest up to 20% of its net assets in shares of companies with larger market capitalizations.

We emphasize individual security selection while spreading the Fund’s investments among industries and sectors. We use both quantitative and fundamental methods to identify stocks of smaller capitalization companies that we believe have a high probability of outperforming other stocks in the same industry or sector.

We use quantitative parameters to select a universe of smaller capitalized companies that fit the Fund’s general investment criteria. In selecting individual securities from within the range, we look for “value” attributes, such as low stock price relative to earnings, book value and cash flow, as well as those with a high return on invested capital. We also use quantitative methods to identify catalysts and trends that might influence the Fund’s industry or sector focus, or our individual security selection.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period was characterized by high levels of volatility. This volatility was driven by mixed economic data, geopolitical uncertainties, and questions over the timing of the Federal Reserve Board’s (“Fed”)i potential rate increase. Dramatic declines in energy prices presented a potential economic stimulus that was negated by other economic crosswinds.

In the Fund’s first fiscal quarter, small cap stocks finished 2014 on a positive note. By sector, interest sensitive areas showed the greatest strength as the yield on the ten-year Treasury note declined. This trend was reinforced by strength in the U.S. dollar and weakness in Energy prices. Within the Financials sector, real estate investment trusts (“REITs”)ii had a powerful rally as investors reached for yield. Other higher yielding areas such as Utilities also benefited from the search for income and the decline in fuel costs. Despite this strength, small caps trailed large cap stocks by the widest margin since 1998. After weak absolute and relative performance for small cap stocks, attractive valuations appeared in certain sectors. This was particularly true in Energy stocks which were the worst performing sector for the quarter and 2014.

Moving into the Fund’s fiscal second quarter, small cap stocks outperformed despite mixed economic data and a spike in volatility. Driven in part by concern over the strong dollar’s impact on earnings, investors turned to small cap stocks for greater domestic exposure. Performance was narrow in that it was concentrated in a few sectors. As in 2014, Health Care was the top performing sector increasing by 10.21%, led by the strength of Biotechnology stocks. The Consumer Discretionary sector was the other dominant group, with a gain of 4.29%. Consumer Discretionary stocks have benefited from the positive impact on consumer purchasing power from the decline in energy prices. In turn, the worst performing sector and the only group down

ClearBridge Small Cap Value Fund 2015 Annual Report	1

Fund overview (cont’d)

for the year was Energy. The Energy sector declined 7.28% for the quarter. With signs of economic weakness and an increase in volatility, larger and higher quality small cap stocks outperformed. These factors also led to companies with the highest returns on equity and the lowest debt to capital to lead performance. In short, high quality stocks generally outperformed.

Entering the Fund’s fiscal third quarter, geopolitical uncertainties dominated trading. Volatility spiked as debt defaults by Greece and Puerto Rico appeared imminent. These concerns were amplified by sharp declines in the Chinese stock market. After the dust settled for the quarter, performance remained very narrow. The Health Care sector dominated performance again, driven by the momentum in Biotechnology. Financials also posted positive returns as higher rates helped the banks’ margins. These higher rates helped the interest rate sensitive groups to post the most significant declines. Utilities and REITs led the way down. Surprisingly, given the rise in interest rates, lower quality stocks continued to outperform. Part of the outperformance of low quality stocks has been driven by the strength in small cap Biotechnology companies. These stocks are considered low quality in that they have no earnings or cash flow. Collectively, lower quality stocks have typically outperformed since 2009, leaving high quality stocks with the most attractive valuations since the early 2000s.

The Fund’s final fiscal quarter proved to be a rout for equities. No part of the U.S. equity market went unscathed. For the small cap Russell 2000 Indexiii, its fall of 11.92% marked the worst quarterly decline since third quarter 2011 and the 12th worst quarter since 1979. The Russell 2000 Value Indexiv posted slightly better results with a decline of 10.73%. The swiftness and severity of the downdraft was brought on by a poor earnings season in July and declines in the Chinese stock market. As the Chinese attempted to lower expectations for domestic growth, fear spread of a global economic decline. Coupling these fundamental catalysts with relatively high valuations left U.S. equities vulnerable to such a retreat. As a result, small cap valuations declined with the forward price-to-earnings (“P/E”) ratiov falling to 16.5x from 19.3x at the end of the second quarter. Despite this decline, most valuation measures for small cap stocks remained above average. Turning to sector performance for the quarter, the Energy and Materials sectors posted the worst performance with signs of slower growth in China putting pressure on commodity prices. The Energy sector declined a stunning 33.59%, followed by the Materials sector with a decline of 26.28%. With fear of global growth slowing, Industrials also had a tough month with a decline of 16.50%. Not surprisingly, the defensive sectors held up better as the Utilities sector declined 0.19% and the Consumer Staples sector declined 5.98%.

Q. How did we respond to these changing market conditions?

A. With the uncertainties presented by sharp declines in the Chinese stock market, fears of slowing global growth, concerns of earnings disappointments and the perpetual question of when the Fed will raise interest rates, we positioned the portfolio in attractively valued, high quality companies that can perform well in a period of modest economic growth. Our goal is to have a highly liquid portfolio that is not overly

2	ClearBridge Small Cap Value Fund 2015 Annual Report

exposed to any single environment and can withstand unexpected market turbulence.

The suppression of interest rates by the Fed has been supportive of price inflation in assets used as collateral. It has been far less effective in stimulating the gross domestic product (“GDP”)vi growth or job creation necessary to support these asset valuations on a long term basis. The decline in the market during the Fund’s last fiscal quarter brought valuations in U.S. Equity markets closer to their long term averages. The big question is will the economy continue to improve. At the moment, Wall Street is looking for an earnings decline of over 4% for the third quarter and growth of just 1% in the fourth quarter of 2015. This is inconsistent with GDP growth that has been over 2% and indicates the economy is either slowing or companies earnings guidance is too conservative. Recent economic data indicates that U.S. job growth is weak enough to keep the Fed from raising the federal funds ratevii, but not weak enough to push U.S. GDP growth below trend. This bodes that earnings growth should surprise to the upside in the fourth quarter of 2015 and help support the overall market.

Concerns over economic growth and the decline in the market during the third quarter of 2015 have presented some very compelling valuations in the pro-cyclical sectors. These valuations are most pronounced in the Energy and Materials sectors which reflect the collapse in commodity prices. Attractive valuations are also apparent in the Industrials, Information Technology, and Financials sectors. If GDP growth holds and the yield curveviii steepens, these sectors could present significant upside. In turn, interest rate suppression has left valuations in certain industry groups at unsustainable levels. These groups include companies that represent long duration assets that have no near-term earnings but have the promise of significant growth, for example, small cap Biotechnology companies. It also includes higher yielding defensive/safe haven groups where investors have reached for yield, such as REITs, Utilities and Consumer Staples. Perhaps most significantly, it has benefited lower quality stocks as low rates promote the attractiveness of high risk assets. If GDP growth holds and the yield curve steepens, these sectors could have the most significant downside.

During the remainder of the year, the potential for conflicting economic data is high. The overall trend in economic data, however, appears to support a gradual economic recovery. If this recovery unfolds, given interest rate suppression has inflated the defensive/interest sensitive sectors to the greatest degree, the prospect of high rates warrants a bias towards attractively valued pro-cyclical sectors. Further, the suppression of interest rates has pushed the valuations of lower quality stocks to peak valuations making a focus on high quality, liquid stocks paramount. Again, our goal is to have a highly liquid portfolio that is not overly exposed to any single environment and can withstand unexpected market turbulence.

Performance review

For the twelve months ended September 30, 2015, Class A shares of ClearBridge Small Cap Value Fund, excluding sales charges, returned -5.56%. The Fund’s unmanaged benchmark, the Russell 2000 Value Index, returned -1.60% for the same period. The Lipper Small Cap Core Funds Category

ClearBridge Small Cap Value Fund 2015 Annual Report	3

Fund overview (cont’d)

Average1 returned -0.77% over the same time frame.

Performance Snapshot as of September 30, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Value Fund:
Class A	-11.10%	-5.56%
Class C	-11.41%	-6.20%
Class I	-10.90%	-5.15%
Class IS	-10.85%	-5.06%
Russell 2000 Value Index	-11.80%	-1.60%
Lipper Small Cap Core Funds Category Average[1]	-10.83%	-0.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.35%, 2.09%, 1.01% and 0.88%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 817 funds for the six-month period and among the 802 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge Small Cap Value Fund 2015 Annual Report

exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Over the twelve months ended September 30, 2015, the leading contributing stocks included Rudolph Technologies, Inc. (+0.59% contributing to the Fund’s total return), Wintrust Financial Corporation (+0.58%), Digi International Inc. (+0.48%), MarineMax, Inc. (+0.48%), and Signature Bank (+0.44%)

Q. What were the leading detractors from performance?

A. Detractors from performance included stock holdings in Horsehead Holding Corp. (-1.06% contributing to the Fund’s total return), Harsco Corporation (-0.92%), Veeco Instruments Inc. (-0.72%), Triumph Group, Inc. (-0.50%), and Affiliated Managers Group, Inc. (-0.46%).

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes during the year included the purchase of American Homes 4 Rent (Class A), Civitas Solutions, Inc., Express, Inc., Kite Realty Group Trust, Manitowoc Company, Inc., Superior Energy Services, Inc., Umpqua Holdings Corporation, Unit Corporation, Vitamin Shoppe, Inc., and WPX Energy, Inc. (Class A).

Significant sales included Bill Barrett Corporation, Black Box Corporation, Cato Corporation Class A, Cloud Peak Energy Inc., Community Health Systems, Inc., Greenhill & Co., Inc., Huntington Ingalls Industries, Inc., IBERIABANK Corporation, Jones Lang LaSalle Incorporated, Key Energy Services, Inc., Matrix Service Company, McDermott International, Inc., Movado Group, Inc., Pantry, Inc., Pier 1 Imports, Inc., RTI International Metals, Inc., Steiner Leisure Limited, Tidewater Inc., Waddell & Reed Financial, Inc. (Class A).

Thank you for your investment in ClearBridge Small Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Hable

Lead Portfolio Manager

ClearBridge Investments, LLC

October 20, 2015

RISKS: Equity securities are subject to price fluctuation. Stocks of small capitalization companies may involve a higher degree of risk and volatility than stocks of larger capitalization companies. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2015 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2015 were: Wintrust Financial Corp. (4.5%), Allied World Assurance Co. Holdings AG (3.1%), iShares Trust - iShares Russell 2000 Value Index Fund (2.9%), Signature Bank (2.7%), Axis Capital Holdings Ltd. (2.7%), First Republic Bank (2.6%), BankUnited Inc. (2.6%), FirstMerit Corp. (2.5%), Affiliated Managers Group Inc. (2.4%) and Raymond James

ClearBridge Small Cap Value Fund 2015 Annual Report	5

Fund overview (cont’d)

Financial Inc. (2.4%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Financials (41.1%), Information Technology (15.9%), Industrials (12.5%), Consumer Discretionary (7.8%) and Materials (5.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	ClearBridge Small Cap Value Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Small Cap Value Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-11.10%	$1,000.00	$889.00	1.32%	$6.25	Class A	5.00%	$1,000.00	$1,018.45	1.32%	$6.68
Class C	-11.41	1,000.00	885.90	2.00	9.46	Class C	5.00	1,000.00	1,015.04	2.00	10.10
Class I	-10.90	1,000.00	891.00	0.89	4.22	Class I	5.00	1,000.00	1,020.61	0.89	4.51
Class IS	-10.85	1,000.00	891.50	0.86	4.08	Class IS	5.00	1,000.00	1,020.76	0.86	4.36

8	ClearBridge Small Cap Value Fund 2015 Annual Report

[1]	For the six months ended September 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge “CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge Small Cap Value Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/15	-5.56%	-6.20%	-5.15%	-5.06%
Five Years Ended 9/30/15	8.74	7.90	9.11	N/A
Ten Years Ended 9/30/15	4.41	3.57	4.77	N/A
Inception* through 9/30/15	—	—	—	3.11

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/15	-11.00%	-7.02%	-5.15%	-5.06%
Five Years Ended 9/30/15	7.46	7.90	9.11	N/A
Ten Years Ended 9/30/15	3.79	3.57	4.77	N/A
Inception* through 9/30/15	—	—	—	3.11

Cumulative total returns
Without sales charges[1]
Class A (9/30/05 through 9/30/15)	53.99%
Class C (9/30/05 through 9/30/15)	41.95
Class I (9/30/05 through 9/30/15)	59.39
Class IS (Inception date of 5/22/13 through 9/30/15)	7.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are February 26, 1999, February 26, 1999, April 14, 2003 and May 22, 2013, respectively.

10	ClearBridge Small Cap Value Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Small Cap Value Fund vs. Russell 2000 Value Index† — September 2005 - September 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares on September 30, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Small Cap Value Fund 2015 Annual Report	11

Schedule of investments

September 30, 2015

ClearBridge Small Cap Value Fund

Security	Shares	Value
Common Stocks — 98.7%
Consumer Discretionary — 7.8%
Auto Components — 1.7%
Dana Holding Corp.	100,600	$1,597,528
Superior Industries International Inc.	84,075	1,570,521
Total Auto Components		3,168,049
Diversified Consumer Services — 0.3%
Sotheby’s	16,640	532,147
Household Durables — 1.6%
Ryland Group Inc.	24,750	1,010,542
WCI Communities Inc.	86,890	1,966,321	*
Total Household Durables		2,976,863
Multiline Retail — 1.6%
Burlington Stores Inc.	60,740	3,100,170	*
Specialty Retail — 2.6%
Express Inc.	55,990	1,000,541	*
GNC Holdings Inc., Class A Shares	60,570	2,448,240
MarineMax Inc.	25,780	364,271	*
Vitamin Shoppe Inc.	30,960	1,010,534	*
Total Specialty Retail		4,823,586
Total Consumer Discretionary		14,600,815
Consumer Staples — 1.7%
Food & Staples Retailing — 1.7%
Weis Markets Inc.	73,620	3,073,635
Energy — 4.3%
Energy Equipment & Services — 2.5%
Frank’s International NV	67,710	1,037,994
Gulf Island Fabrication Inc.	42,505	447,578
Natural Gas Services Group Inc.	48,270	931,611	*
Superior Energy Services Inc.	34,810	439,650
TETRA Technologies Inc.	222,030	1,312,197	*
Unit Corp.	41,080	462,561	*
Total Energy Equipment & Services		4,631,591
Oil, Gas & Consumable Fuels — 1.8%
Carrizo Oil & Gas Inc.	47,590	1,453,399	*
WPX Energy Inc.	295,220	1,954,356	*
Total Oil, Gas & Consumable Fuels		3,407,755
Total Energy		8,039,346

See Notes to Financial Statements.

12	ClearBridge Small Cap Value Fund 2015 Annual Report

ClearBridge Small Cap Value Fund

Security	Shares	Value
Exchange-Traded Funds — 2.9%
iShares Trust — iShares Russell 2000 Value Index Fund	59,562	$5,366,536
Financials — 41.1%
Banks — 16.2%
First Republic Bank	77,670	4,875,346
FirstMerit Corp.	259,760	4,589,959
Signature Bank	36,670	5,044,325	*
SVB Financial Group	37,060	4,281,913	*
Tompkins Financial Corp.	48,312	2,577,928
Umpqua Holdings Corp.	29,110	474,493
Wintrust Financial Corp.	155,250	8,295,008
Total Banks		30,138,972
Capital Markets — 5.1%
Affiliated Managers Group Inc.	25,840	4,418,381	*
HFF Inc., Class A Shares	19,287	651,129
Raymond James Financial Inc.	89,020	4,418,063
Total Capital Markets		9,487,573
Insurance — 7.7%
Allied World Assurance Co. Holdings AG	149,730	5,715,194
Axis Capital Holdings Ltd.	93,550	5,025,506
ProAssurance Corp.	75,340	3,696,934
Total Insurance		14,437,634
Real Estate Investment Trusts (REITs) — 7.3%
American Homes 4 Rent, Class A Shares	74,320	1,195,066
BioMed Realty Trust Inc.	54,280	1,084,514
Corporate Office Properties Trust	55,830	1,174,105
Cousins Properties Inc.	111,740	1,030,243
EastGroup Properties Inc.	29,840	1,616,731
Empire State Realty Trust Inc., Class A Shares	79,220	1,349,117
First Potomac Realty Trust	114,730	1,262,030
Hersha Hospitality Trust	20,630	467,476
Kite Realty Group Trust	19,880	473,343
Mid-America Apartment Communities Inc.	17,420	1,426,175
Pebblebrook Hotel Trust	53,450	1,894,802
Washington Real Estate Investment Trust	27,300	680,589
Total Real Estate Investment Trusts (REITs)		13,654,191
Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A Shares	28,540	913,280	*
Jones Lang LaSalle Inc.	7,840	1,127,157
Total Real Estate Management & Development		2,040,437

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

ClearBridge Small Cap Value Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 3.7%
BankUnited Inc.	135,510	$4,844,482
Westfield Financial Inc.	258,910	1,980,662
Total Thrifts & Mortgage Finance		6,825,144
Total Financials		76,583,951
Health Care — 2.2%
Health Care Providers & Services — 2.2%
Brookdale Senior Living Inc.	22,860	524,866	*
Civitas Solutions Inc.	46,540	1,066,697	*
Cross Country Healthcare Inc.	98,617	1,342,177	*
LifePoint Health Inc.	16,410	1,163,469	*
Total Health Care		4,097,209
Industrials — 12.5%
Aerospace & Defense — 0.4%
Triumph Group Inc.	17,720	745,658
Building Products — 0.6%
Gibraltar Industries Inc.	55,972	1,027,086	*
Commercial Services & Supplies — 1.2%
ACCO Brands Corp.	221,878	1,568,677	*
Herman Miller Inc.	21,700	625,828
Total Commercial Services & Supplies		2,194,505
Construction & Engineering — 1.6%
EMCOR Group Inc.	55,436	2,453,043
Tutor Perini Corp.	36,120	594,535	*
Total Construction & Engineering		3,047,578
Machinery — 4.5%
Altra Industrial Motion Corp.	43,110	996,703
Harsco Corp.	101,900	924,233
Manitowoc Co. Inc.	140,540	2,108,100
RBC Bearings Inc.	29,070	1,736,351	*
Snap-on Inc.	17,643	2,663,035
Total Machinery		8,428,422
Marine — 0.4%
Diana Shipping Inc.	110,460	715,781	*
Professional Services — 0.9%
Korn/Ferry International	26,810	886,607
TrueBlue Inc.	39,066	877,813	*
Total Professional Services		1,764,420

See Notes to Financial Statements.

14	ClearBridge Small Cap Value Fund 2015 Annual Report

ClearBridge Small Cap Value Fund

Security	Shares	Value
Road & Rail — 1.4%
Old Dominion Freight Line Inc.	41,662	$2,541,382	*
Trading Companies & Distributors — 1.5%
Rush Enterprises Inc., Class A Shares	118,530	2,868,426	*
Total Industrials		23,333,258
Information Technology — 15.9%
Communications Equipment — 4.9%
Bel Fuse Inc., Class B Shares	35,651	693,055
Digi International Inc.	265,690	3,132,485	*
InterDigital Inc.	47,030	2,379,718
Plantronics Inc.	59,370	3,018,965
Total Communications Equipment		9,224,223
Electronic Equipment, Instruments & Components — 3.7%
AVX Corp.	248,730	3,255,876
Park Electrochemical Corp.	202,580	3,563,382
Total Electronic Equipment, Instruments & Components		6,819,258
Semiconductors & Semiconductor Equipment — 7.3%
Exar Corp.	336,460	2,001,937	*
ON Semiconductor Corp.	244,940	2,302,436	*
Rudolph Technologies Inc.	335,570	4,177,847	*
Teradyne Inc.	156,980	2,827,210
Veeco Instruments Inc.	111,340	2,283,583	*
Total Semiconductors & Semiconductor Equipment		13,593,013
Total Information Technology		29,636,494
Materials — 5.3%
Chemicals — 1.7%
Koppers Holdings Inc.	89,690	1,809,047
Kraton Performance Polymers Inc.	54,930	983,247	*
PolyOne Corp.	14,360	421,323
Total Chemicals		3,213,617
Metals & Mining — 3.2%
Carpenter Technology Corp.	28,970	862,437
Commercial Metals Co.	86,650	1,174,107
Haynes International Inc.	36,000	1,362,240
Horsehead Holding Corp.	182,420	554,557	*
Steel Dynamics Inc.	115,830	1,989,959
Total Metals & Mining		5,943,300
Paper & Forest Products — 0.4%
Boise Cascade Co.	30,730	775,011	*
Total Materials		9,931,928

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

ClearBridge Small Cap Value Fund

Security		Shares	Value
Utilities — 5.0%
Electric Utilities — 3.3%
ALLETE Inc.		13,780	$695,752
Cleco Corp.		39,740	2,115,758
MGE Energy Inc.		23,950	986,500
Portland General Electric Co.		61,810	2,285,116
Total Electric Utilities			6,083,126
Gas Utilities — 1.7%
Laclede Group Inc.		17,000	927,010
New Jersey Resources Corp.		28,298	849,789
Northwest Natural Gas Co.		9,814	449,874
WGL Holdings Inc.		16,690	962,512
Total Gas Utilities			3,189,185
Total Utilities			9,272,311
Total Investments before Short-Term Investments (Cost — $146,944,347)			183,935,483

	Rate
Short-Term Investments — 0.8%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $1,437,886)	0.125%	1,437,886	1,437,886
Total Investments — 99.5% (Cost — $148,382,233#)			185,373,369
Other Assets in Excess of Liabilities — 0.5%			997,323
Total Net Assets — 100.0%			$186,370,692

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $149,823,779.

See Notes to Financial Statements.

16	ClearBridge Small Cap Value Fund 2015 Annual Report

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $148,382,233)	$185,373,369
Receivable for securities sold	3,451,517
Dividends and interest receivable	266,829
Receivable for Fund shares sold	110,228
Prepaid expenses	36,147
Total Assets	189,238,090

Liabilities:
Payable for securities purchased	2,115,087
Payable for Fund shares repurchased	382,214
Investment management fee payable	118,371
Service and/or distribution fees payable	66,573
Trustees’ fees payable	2,112
Accrued expenses	183,041
Total Liabilities	2,867,398
Total Net Assets	$186,370,692

Net Assets:
Par value (Note 7)	$100
Paid-in capital in excess of par value	147,207,901
Undistributed net investment income	88,095
Accumulated net realized gain on investments	2,083,460
Net unrealized appreciation on investments	36,991,136
Total Net Assets	$186,370,692

Net Assets:
Class A	$110,748,986
Class C	$50,909,491
Class I	$17,431,304
Class IS	$7,280,911

Shares Outstanding:
Class A	5,690,118
Class C	3,079,253
Class I	846,527
Class IS	353,206

Net Asset Value:
Class A (and redemption price)	$19.46
Class C*	$16.53
Class I (and redemption price)	$20.59
Class IS (and redemption price)	$20.61
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.65

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2015 Annual Report	17

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends and distributions	$3,331,485
Return of capital (Note 1(d))	(39,540)
Net dividends and distributions	3,291,945
Interest	2,348
Less: Foreign taxes withheld	(5,858)
Total Investment Income	3,288,435

Expenses:
Investment management fee (Note 2)	1,606,730
Service and/or distribution fees (Notes 2 and 5)	918,686
Transfer agent fees (Note 5)	409,595
Registration fees	60,937
Legal fees	35,735
Shareholder reports	35,148
Audit and tax fees	31,080
Fund accounting fees	21,691
Trustees’ fees	14,152
Custody fees	4,777
Insurance	4,655
Miscellaneous expenses	4,942
Total Expenses	3,148,128
Net Investment Income	140,307

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	11,697,216
REIT distributions	88,159
Net Realized Gain	11,785,375
Change in Net Unrealized Appreciation (Depreciation) from Investments	(22,415,892)
Net Loss on Investments	(10,630,517)
Decrease in Net Assets from Operations	$(10,490,210)

See Notes to Financial Statements.

18	ClearBridge Small Cap Value Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2015	2014

Operations:
Net investment income	$140,307	$162,681
Net realized gain	11,785,375	25,858,286
Change in net unrealized appreciation (depreciation)	(22,415,892)	(10,425,383)
Increase (Decrease) in Net Assets from Operations	(10,490,210)	15,595,584

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(24,408,951)	(21,546,140)
Decrease in Net Assets from Distributions to Shareholders	(24,408,951)	(21,546,140)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	22,584,843	44,437,678
Reinvestment of distributions	22,730,295	20,098,210
Cost of shares repurchased	(42,242,838)	(74,203,366)
Increase (Decrease) in Net Assets from Fund Share Transactions	3,072,300	(9,667,478)
Decrease in Net Assets	(31,826,861)	(15,618,034)

Net Assets:
Beginning of year	218,197,553	233,815,587
End of year*	$186,370,692	$218,197,553
*Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$88,095	$(44,592)

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2015 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$23.10	$23.73	$18.81	$14.65	$15.71

Income (loss) from operations:
Net investment income	0.05	0.06	0.05	0.00 [2]	0.03
Net realized and unrealized gain (loss)	(1.15)	1.46	4.87	4.16	(1.09)
Total income (loss) from operations	(1.10)	1.52	4.92	4.16	(1.06)

Less distributions from:
Net realized gains	(2.54)	(2.15)	—	—	—
Total distributions	(2.54)	(2.15)	—	—	—

Net asset value, end of year	$19.46	$23.10	$23.73	$18.81	$14.65
Total return[3]	(5.56)%	6.57%	26.22%	28.33%	(6.75)%

Net assets, end of year (000s)	$110,749	$127,013	$123,872	$120,011	$107,016

Ratios to average net assets:
Gross expenses	1.32%	1.34%	1.33%	1.23%	1.36%
Net expenses	1.32 [4]	1.34	1.33	1.23	1.36
Net investment income	0.21	0.25	0.27	0.02	0.16

Portfolio turnover rate	30%	27%	32%	23%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	ClearBridge Small Cap Value Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.12	$21.09	$16.83	$13.22	$14.30

Income (loss) from operations:
Net investment loss	(0.09)	(0.11)	(0.08)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.96)	1.29	4.34	3.75	(0.98)
Total income (loss) from operations	(1.05)	1.18	4.26	3.61	(1.08)

Less distributions from:
Net realized gains	(2.54)	(2.15)	—	—	—
Total distributions	(2.54)	(2.15)	—	—	—

Net asset value, end of year	$16.53	$20.12	$21.09	$16.83	$13.22
Total return[2]	(6.20)%	5.72%	25.31%	27.31%	(7.55)%

Net assets, end of year (000s)	$50,909	$63,661	$72,846	$74,686	$78,290

Ratios to average net assets:
Gross expenses	2.04%	2.08%	2.04%	2.13%	2.14%
Net expenses	2.04 [3]	2.08	2.04	2.13	2.14
Net investment loss	(0.50)	(0.50)	(0.43)	(0.90)	(0.63)

Portfolio turnover rate	30%	27%	32%	23%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$24.20	$24.69	$19.50	$15.16	$16.19

Income (loss) from operations:
Net investment income	0.14	0.15	0.11	0.04	0.10
Net realized and unrealized gain (loss)	(1.21)	1.51	5.08	4.30	(1.13)
Total income (loss) from operations	(1.07)	1.66	5.19	4.34	(1.03)

Less distributions from:
Net realized gains	(2.54)	(2.15)	—	—	—
Total distributions	(2.54)	(2.15)	—	—	—

Net asset value, end of year	$20.59	$24.20	$24.69	$19.50	$15.16
Total return[2]	(5.15)%	6.90%	26.62%	28.63%	(6.36)%

Net assets, end of year (000s)	$17,431	$18,249	$32,419	$20,154	$18,681

Ratios to average net assets:
Gross expenses	0.92%	1.00%	0.99%	1.13%	0.93%
Net expenses[3]	0.92	1.00 [4]	0.99	1.05 [4]	0.90 [4]
Net investment income	0.61	0.61	0.53	0.20	0.52

Portfolio turnover rate	30%	27%	32%	23%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. Prior to August 3, 2015, the expense limitation was 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Small Cap Value Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$24.21	$24.69	$23.32

Income (loss) from operations:
Net investment income	0.16	0.15	0.03
Net realized and unrealized gain (loss)	(1.22)	1.52	1.34
Total income (loss) from operations	(1.06)	1.67	1.37

Less distributions from:
Net realized gains	(2.54)	(2.15)	—
Total distributions	(2.54)	(2.15)	—

Net asset value, end of year	$20.61	$24.21	$24.69
Total return[3]	(5.06)%	6.95%	5.87%

Net assets, end of year (000s)	$7,281	$9,275	$11

Ratios to average net assets:
Gross expenses	0.86%	0.87%	1.13%[4]
Net expenses[5]	0.86	0.87	0.99 [4,6]
Net investment income	0.68	0.59	0.30 [4]

Portfolio turnover rate	30%	27%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 22, 2013 (inception date) to September 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. Prior to August 3, 2015, total annual fund operating expenses for Class lS shares did not exceed total annual fund operating expenses for Class l shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2015 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

24	ClearBridge Small Cap Value Fund 2015 Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Small Cap Value Fund 2015 Annual Report	25

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$183,935,483	—	—	$183,935,483
Short-term investments†	1,437,886	—	—	1,437,886
Total investments	$185,373,369	—	—	$185,373,369

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these

26	ClearBridge Small Cap Value Fund 2015 Annual Report

distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(7,620)	$7,620

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC is the Fund’s subadviser. Western Asset Management

ClearBridge Small Cap Value Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of a certain portion of the Fund’s cash and short-term instruments, which is allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.35%, 2.10%, 1.00%, and 0.90%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. Prior to August 3, 2015 the expense limitation for Class I was 1.05% and total annual fund operating expenses for Class lS shares did not exceed total annual fund operating expenses for Class l shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2015, LMIS and its affiliates retained sales charges of $33,700 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$43	$192

28	ClearBridge Small Cap Value Fund 2015 Annual Report

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$62,900,556
Sales	85,970,087

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$50,610,030
Gross unrealized depreciation	(15,060,440)
Net unrealized appreciation	$35,549,590

4. Derivative instruments and hedging activities

During the year ended September 30, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$315,042	$280,938
Class C	603,644	114,311
Class I	—	13,804
Class IS	—	542
Total	$918,686	$409,595

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Year Ended September 30, 2014
Net Realized Gains:
Class A	$13,787,870	$11,092,605
Class B1	—	449,678
Class C	7,789,470	7,180,797
Class I	1,898,272	2,822,137
Class IS	933,339	923
Total	$24,408,951	$21,546,140

[1]	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

ClearBridge Small Cap Value Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	673,270	$14,774,473	1,026,079	$24,795,700
Shares issued on reinvestment	642,889	13,481,548	475,849	10,806,526
Shares repurchased	(1,125,373)	(24,586,831)	(1,222,314)	(29,495,034)
Net increase	190,786	$3,669,190	279,614	$6,107,192

Class B1
Shares sold	—	—	1,968	$42,551
Shares issued on reinvestment	—	—	22,085	445,018
Shares repurchased	—	—	(242,956)	(5,222,439)
Net decrease	—	—	(218,903)	$(4,734,870)

Class C
Shares sold	120,439	$2,254,425	184,612	$3,914,428
Shares issued on reinvestment	409,433	7,333,499	339,224	6,753,958
Shares repurchased	(614,113)	(11,529,844)	(815,045)	(17,222,624)
Net decrease	(84,241)	$(1,941,920)	(291,209)	$(6,554,238)

Class I
Shares sold	205,803	$4,721,161	220,823	$5,490,433
Shares issued on reinvestment	44,410	981,909	88,112	2,091,785
Shares repurchased	(157,816)	(3,648,209)	(867,767)	(21,357,667)
Net increase (decrease)	92,397	$2,054,861	(558,832)	$(13,775,449)

Class IS
Shares sold	36,175	$834,784	418,261	$10,194,566
Shares issued on reinvestment	42,176	933,339	39	923
Shares repurchased	(108,272)	(2,477,954)	(35,602)	(905,602)
Net increase (decrease)	(29,921)	$(709,831)	382,698	$9,289,887

[1]

On March 14, 2014, the Fund converted 213,004 Class B shares into 188,540 Class A shares, valued at $4,580,797. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

30	ClearBridge Small Cap Value Fund 2015 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$2,820,017	—
Net Long-term Capital Gains	21,588,934	$21,546,140
Total Distributions Paid	$24,408,951	$21,546,140

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$129,786
Undistributed long-term capital gains — net	7,913,036
Total undistributed earnings	$8,042,822
Capital loss carryforward*	(4,388,030)
Other book/tax temporary differences(a)	(41,691)
Unrealized appreciation (depreciation)(b)	35,549,590
Total accumulated earnings (losses) — net	$39,162,691

*	During the taxable year ended September 30, 2015, the Fund utilized $ 2,194,015 of its capital loss carryforward available from prior years. As of September 30, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(4,388,030)

This amount will be available to offset any future taxable capital gains subject to an annual limitation of $2,194,015 as a result of a previous reorganization.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

ClearBridge Small Cap Value Fund 2015 Annual Report	31

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Small Cap Value Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Equity Trust as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 17, 2015

32	ClearBridge Small Cap Value Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Value Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

34	ClearBridge Small Cap Value Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Small Cap Value Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

36	ClearBridge Small Cap Value Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Small Cap Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

38	ClearBridge Small Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/10/2014
Payable date:	12/11/2014
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	99.70%
Long-term capital gain dividend	$2.244240

Please retain this information for your records.

ClearBridge Small Cap Value Fund	39

ClearBridge

Small Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01745 11/15 SR15-2619

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,500 in 2014 and $186,663 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $16,000 in 2014 and $36,780 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015